Exhibit 99.1

authID Inc. Reports Financial and Operating Results for the Third Quarter Ended September 30, 2023

authID Momentum Drives 300% Increase in Quarter over Quarter Sales

Management to Host Conference Call Today at 5:30 p.m. EST

DENVER, Nov. 08, 2023 (GLOBE NEWSWIRE) -- authID Inc. (Nasdaq: AUID), a leading provider of innovative biometric identity verification and authentication solutions, today reported financial and operating results for the third quarter and nine months ended September 2023.

“I am extremely pleased with the strong market momentum our newly appointed sales team achieved in the third quarter by securing contracts valued at $1 million in aggregate bARR, representing more than four times the highest bARR that authID had previously reported in a single quarter,” said Rhon Daguro, CEO of authID. “Since our May leadership refresh, we have strengthened our financial foundation, applied proven sales discipline to our engagements, validated strong market demand and fit for our biometric identity products, and delivered significant customer wins for both workforce and consumer use-cases, across financial services, healthcare, and the digital economy. Just recently, we were also honored when leading industry security professionals recognized the value of our technology by presenting the CSO50 Award to our customer ABM Industries for innovation in passwordless biometric authentication for their more than 100,000 employees.”

Daguro continued, “Relentless phishing schemes, fraud and costly cyberattacks unfortunately continue to plague enterprise security. authID’s pioneering identity life-cycle platform counters these threats by unleashing the power of biometrics to ensure cyber-savvy enterprises “Know Who’s Behind the Device” for every customer or employee login and transaction, without impacting user convenience. Our customers should not have to compromise cybersecurity and identity assurance for a frictionless user experience. authID delivers both by eliminating any assumption of ‘who’ is behind a device and preventing cybercriminals from infiltrating accounts and seizing assets, all in a market-leading 700 milliseconds.”

Financial Results for the Three Months and Nine Months Ended September 30, 2023

The following highlights comprise results from continuing operations.

●	Total revenue for the three months ended September 30, 2023 was $0.04 million, compared with total revenue of $0.03 million for the same period in 2022. For the nine months ended September 30, 2023, total revenue was $0.12 million, compared with total revenue for the nine months ended September 30, 2022 of $0.26 million. Verified license revenue was unchanged at $0.1 million for both nine-month periods.

●	Operating expenses for the three months ended September 30, 2023 declined to $3.8 million, compared with $5.7 million for the comparable period in 2022. For the nine-month period in 2023, operating expenses declined to $7.6 million, compared with $16.9 million for the same period last year. The reduced expenditure reflects the Company’s cost-saving measures taken in the first half of this year, resulting in lower headcount costs and lower third-party vendor costs.

●	Loss for the three months ended September 30, 2023 improved to $3.7 million, of which non-cash charges were $1.8 million, compared with $6.2 million a year ago, of which non-cash charges were $2.9 million. For the nine-month period in 2023, loss totaled $16.4 million, of which non-cash charges were $10.4 million. This compared with a net loss of $17.7 million, of which $8.5 million were non-cash charges, for the comparable period in 2022.

●	Net loss per share for the three months ended September 30, 2023 was $0.47, compared with $2.00 for the three months ended September 30, 2022. For the nine months ended September 30, 2023, net loss per share totaled $3.05, compared with a net loss per share of $5.80 for the comparable period a year ago.

●	Adjusted EBITDA loss for the three months ended September 30, 2023 declined to $2.1 million, compared with $3.3 million for the three months ended September 30, 2022. For the nine months ended September 30, 2023, Adjusted EBITDA loss was $6.0 million, compared with $9.1 million, for the comparable period a year ago.

●	The gross and net amount of bARR signed in the third quarter of 2023 was $1.0 million compared to $0.04 million of bARR signed in the third quarter of 2022. The gross and net amount of bARR also increased quarter over quarter from $0.2 million signed in the second quarter of 2023.

●	In July the Company completed a complete a 1-for-8 reverse stock split of its common stock. The impact of this change in capital structure has been retroactively applied to all periods presented herein.

Refer to Table 1 for reconciliation of net loss to Adjusted EBITDA (a non-GAAP measure).

Highlights for the Third Quarter of 2023

●	Signed new customer contracts valued at $1 million in aggregate Booked Annual Recurring Revenue or bARR (as defined below), representing more than four times the highest total gross bARR that authID had previously reported in a single quarter. Contracts signed included:

- A multi-national money remittance and lending services company using authID’s biometric platform for identity verification,

- A digital bank leveraging authID to secure online account opening,

- A healthcare services provider validating the identity of incoming patients.

●	authID was also successful in signing several renewals with existing customers, which are not counted towards bARR.

●	Appointed Ed Sellitto as CFO. Ed brings over fifteen years of experience in revenue optimization and financial operations roles supporting high-growth B2B, SaaS organizations to build and optimize their go-to-market operations.

●	Appointed Greg Manship, Dale Daguro, and Jeff Scheidel as Vice Presidents of Sales who bring deep understanding of the identity market and impressive track records of developing high-performing sales teams to capitalize on the strong demand for secure and reliable biometric authentication solutions.

●	Renewed our ISO 27001:2013 Certification for Information Security Management Systems (ISMS), providing independent validation that authID has met a rigorous framework of security management standards for ensuring the confidentiality, integrity, and availability of its biometric authentication platform.

Today’s Webcast

The Company will host a webcast today at 5:30 p.m. EST to discuss the financial results and provide a corporate update. To join the webcast, investors must register here: authID Q3 Results Webcast Registration.

Please note that the webcast will use the Zoom Events platform. Participants are advised to pre-register with a validated email address OR your existing Zoom account. Registrants will receive a confirmation email and calendar notice to add the meeting to your calendar. During the call, attendees will be invited to submit questions through the Q&A option in the Zoom Meeting portal.

A replay of the event and a copy of the presentation will also be available for 90 days via authID’s Investor Relations news and events web page at: https://investors.authid.ai/news-and-events/events-and-presentations

About authID

authID (Nasdaq: AUID) ensures cyber-savvy enterprises “Know Who’s Behind the Device” for every customer or employee login and transaction. Through its easy-to-integrate, patented, biometric identity platform, authID quickly and accurately verifies a user’s identity, eliminating any assumption of ‘who’ is behind a device and preventing cybercriminals from taking over accounts. authID combines digital onboarding, FIDO2 login, and biometric authentication and account recovery, with a fast, accurate, user-friendly experience – delivering identity verification in 700ms. Establishing a biometric root of trust for each user that is bound to their accounts and provisioned devices, authID stops fraud at onboarding, eliminates password risks and costs, and provides the faster, frictionless, and more accurate user identity experience demanded by operators of today’s digital ecosystems.  For more information, visit authID.ai.

Forward-looking Statements

This Press Release includes “forward-looking statements.” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, booked Annual Recurring Revenue (bARR), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc. and its business partners, are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers; successful implementation of the services to be provided under new customer contracts; the Company’s ability to compete effectively; changes in laws, regulations and practices; changes in domestic and international economic and political conditions, the as yet uncertain impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others. See the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2022 filed at www.sec.gov and other documents filed with the SEC for other risk factors which investors should consider. These forward-looking statements speak only as to the date of this release and cannot be relied upon as a guide to future performance. authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this release to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based.

Investor Relations Contact

Ed Sellitto
Chief Financial Officer
investor-relations@authID.ai

Non-GAAP Financial Information

The Company provides certain non-GAAP financial measures in this statement. These non-GAAP key business indicators, which include Adjusted EBITDA, bARR and ARR should not be considered replacements for and should be read in conjunction with the GAAP financial measures.

Management believes that Adjusted EBITDA, when viewed with our results under GAAP and the accompanying reconciliations, provides useful information about our period-over-period results. Adjusted EBITDA is presented because management believes it provides additional information with respect to the performance of our fundamental business activities and is also frequently used by securities analysts, investors, and other interested parties in the evaluation of comparable companies. We also rely on Adjusted EBITDA as a primary measure to review and assess the operating performance of our company and our management.

We define Adjusted EBITDA as GAAP net loss adjusted to exclude: (1) interest expense and debt discount and debt issuance costs amortization expense, (2) interest income, (3) provision for income taxes, (4) depreciation and amortization, (5) stock-based compensation expense (stock options) and (6) loss on debt extinguishment, and conversion expense on exchange of Convertible Notes and certain other items management believes affect the comparability of operating results. Please see Table 1 below for a reconciliation of Adjusted EBITDA – continuing operations to net loss – continuing operations, the most directly comparable financial measure calculated and presented in accordance with GAAP.

Table 1

Reconciliation of Loss from continuing operations to Adjusted EBITDA continuing operations

	For the		For the
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2023	2022	2023	2022

Loss from continuing operations	$(3,715,704)	$(6,190,347)	$(16,397,649)	$(17,656,872)

Addback:

Interest expense, net	13,138	437,301	1,095,320	931,205
Other expense (income)	(29,509)	42,148	(30,671)	38,908
Conversion expense	-	-	7,476,000	-
Loss on debt extinguishment	-	-	380,741	-
Severance cost	22,448	-	850,813	150,000
Depreciation and amortization	60,416	213,049	212,450	673,882
Taxes	-	(7,052)	3,255	1,048
Non-cash recruiting fees	-	-	438,000	-
Stock compensation	1,519,952	2,227,764	(22,949)	6,726,871
Adjusted EBITDA continuing operations (Non-GAAP)	$(2,129,259)	$(3,277,137)	$(5,994,690)	$(9,134,958)

Management believes that bARR and ARR, when viewed with our results under GAAP, provides useful information about the direction of future growth trends of the Company’s revenues. We also rely on bARR as one of a number of primary measures to review and assess the sales performance of our Company and our management team in connection with our executive compensation. The Company defines Booked Annual Recurring Revenue or bARR, as the amount of annual recurring revenue represented by the estimated amounts of annual recurring revenue we believe will be earned under such contracted orders, looking out eighteen months from the date of signing of each customer contract. The net amount of bARR reflects the deduction of the bARR of contracts previously included in reported bARR, which were subject to attrition during the quarter. The gross amount of bARR signed in the third quarter of 2023 was $1,018,000 and the net amount of bARR was $997,416 (after attrition), compared to $40,000 of bARR signed in the third quarter of 2022.

The company defines Annual Recurring Revenue or ARR, as the amount of recurring revenue derived from sales of our Verified products during the last three months of the relevant period as determined in accordance with GAAP, multiplied by four. The amount of ARR as of September 30, 2023 was $169,476, compared to $120,092 as of September 30, 2022.

bARR may be distinguished from ARR, as bARR does not take specifically into account the time to implement any contract for Verified, nor for any ramp in adoption, or seasonality of usage of the Verified products but is based on the assumption that 18 months after signing these matters will have been generally resolved. Furthermore, bARR is based on estimates of future revenues under particular contracts, whereas ARR, whilst also forward looking, is based on historical revenues recognized in accordance with GAAP during the relevant period. bARR and ARR have limitations as analytical tools, and you should not consider them in isolation from, or as a substitute for, analysis of our results as reported under GAAP. Some of these limitations are:

●	bARR & ARR should not be considered as predictors of future revenues but only as indicators of the direction in which revenues may be trending. Actual revenue results in the future as determined in accordance with GAAP may be significantly different to the amounts indicated as bARR or ARR at any time.

●	bARR and ARR are to be considered “forward looking statements” and subject to the same risks, as other such statements (see note on “Forward Looking Statements” below).

●	bARR & ARR only include revenues from sale of our Verified products and not other revenues.

●	bARR & ARR do not include amounts we consider as non-recurring revenues (for example one-off implementation fees).

AUTHID INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

Revenues:
Verified software license	$42,369	$30,023	$114,269	$116,925
Legacy authentication services	1,020	-	4,118	144,559
Total revenues, net	43,389	30,023	118,387	261,484

Operating Expenses:
General and administrative	2,965,344	3,914,432	5,712,303	11,583,798
Research and development	749,705	1,620,492	1,666,638	4,689,515
Depreciation and amortization	60,416	213,049	212,450	673,882
Total operating expenses	3,775,465	5,747,973	7,591,391	16,947,195

Loss from continuing operations	(3,732,076)	(5,717,950)	(7,473,005)	(16,685,711)

Other Income (Expense):
Other income (expense)	29,511	(42,148)	30,671	(38,908)
Interest expense, net	(13,138)	(437,301)	(1,095,320)	(931,205)
Conversion expense	-	-	(7,476,000)	-
Loss on debt extinguishment	-	-	(380,741)	-
Other income (expense), net	16,373	(479,449)	(8,921,390)	(970,113)

Loss from continuing operations before income taxes	(3,715,703)	(6,197,399)	(16,394,394)	(17,655,824)
Income tax benefit (expense)	-	7,052	(3,255)	(1,048)
Loss from continuing operations	(3,715,703)	(6,190,347)	(16,397,649)	(17,656,872)

Gain (loss) from discontinued operations	(1,915)	43,645	1,524	(363,385)
Gain (loss) on sale of discontinued operations	-	(188,247)	216,069	(188,247)
Total gain (loss) from discontinued operations	(1,915)	(144,602)	217,593	(551,632)
Net loss	$(3,717,618)	$(6,334,949)	$(16,180,056)	$(18,208,504)

Net Loss Per Share - Basic and Diluted
Continuing operations	$(0.47)	$(2.00)	$(3.05)	$(5.80)
Discontinued operations	$(0.00)	$(0.05)	$0.04	$(0.18)
Weighted Average Shares Outstanding - Basic and Diluted:	7,874,962	3,102,745	5,376,821	3,044,151

AUTHID INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2023	2022
	(unaudited)
ASSETS
Current Assets:
Cash	$3,811,014	$3,237,106
Accounts receivable, net	48,832	261,809
Other current assets, net	474,178	729,342
Deferred contract costs	66,300	-
Current assets held for sale	-	118,459
Total current assets	4,400,324	4,346,716

Other Assets	-	250,383
Intangible Assets, net	370,409	566,259
Goodwill	4,183,232	4,183,232
Non-current assets held for sale	-	27,595
Total assets	$8,953,965	$9,374,185

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$989,538	$1,154,072
Deferred revenue	103,052	81,318
Current liabilities held for sale	-	13,759
Total current liabilities	1,092,590	1,249,149
Non-current Liabilities:
Convertible debt	220,309	7,841,500
Accrued severance liability	325,000	-
Total liabilities	1,637,899	9,090,649

Commitments and Contingencies (Note 10)

Stockholders’ Equity:
Common stock, $0.0001 par value, 250,000,000 shares authorized; 7,874,962 and 3,179,789 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	786	318
Additional paid in capital	163,613,111	140,257,448
Accumulated deficit	(156,310,215)	(140,130,159)
Accumulated comprehensive income	12,384	155,929
Total stockholders’ equity	7,316,066	283,536
Total liabilities and stockholders’ equity	$8,953,965	$9,374,185